UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	October 12, 2005

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-06403	42-0802678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 152, Forest City, Iowa	50436
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	641-585-3535

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

The Human Resources Committee of the Board of Directors of Winnebago Industries, Inc. (“Winnebago”) recommended, and on October 12, 2005 the full Board of Directors approved, effective January 1, 2006, a four percent (4%) increase in the base salary of each of Mr. Bruce D. Hertzke and Mr. Edwin F. Barker, such that effective January 1, 2006, Mr. Hertzke’s base salary will be $523,615 and Mr. Barker’s base salary will be $364,000.

Winnebago from time to time makes stock option awards to its directors and employees pursuant to the shareholder approved Winnebago Industries, Inc. 2004 Incentive Compensation Plan (the “Plan”). Winnebago filed a copy of the Plan with the Securities and Exchange Commission as Appendix B to Winnebago’s Proxy Statement filed on November 21, 2003.

The Human Resources Committee of the Board of Directors of Winnebago recommended the grant of, and on October 12, 2005 the full Board of Directors of Winnebago granted, options to purchase Winnebago’s Common Stock under the Plan to the following named executive officers, in the following amounts, at an exercise price of $26.93 per share. The options become exercisable in annual increments of one-third commencing October 12, 2006 and expire 10 years from the date of grant, unless terminated earlier in accordance with the applicable agreement.

Bruce D. Hertzke (Chairman of the Board and Chief Executive Officer) – Options for 50,000 shares (3,713 Incentive Stock Options and 46,287 Non-Qualified Stock Options)

Edwin F. Barker (President and Chief Financial Officer) – Options for 25,000 shares (3,713 Incentive Stock Options and 21,287 Non-Qualified Stock Options)

Raymond M. Beebe (Vice President – General Counsel and Secretary) – Options for 12,500 shares (3,713 Incentive Stock Options and 8,787 Non-Qualified Stock Options)

Robert L. Gossett (Vice President – Administration) – Options for 12,500 shares (3,713 Incentive Stock Options and 8,787 Non-Qualified Stock Options)

Roger W. Martin (Vice President – Sales and Marketing) – Options for 12,500 shares (3,713 Incentive Stock Options and 8,787 Non-Qualified Stock Options)

William J. O’Leary (Vice President – Product Development) – Options for 12,500 shares (3,713 Incentive Stock Options and 8,787 Non-Qualified Stock Options)

Robert J. Olson (Vice President – Manufacturing) – Options for 12,500 shares (3,713 Incentive Stock Options and 8,787 Non-Qualified Stock Options)

These grants were made pursuant to the forms of master Incentive Stock Option Agreement and master Non-Qualified Stock Option Agreement to be entered into between Winnebago and participants under the Plan for grants of incentive stock options and non-qualified stock options, respectively, filed on Exhibits 10.1 and 10.2 to Winnebago’s Current Report on Form 8-K dated October 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2005	WINNEBAGO INDUSTRIES, INC.

By: /s/ Bruce D. Hertzke
Name: Bruce D. Hertzke
Title: Chief Executive Officer